================================================================================

                            SIERRA PACIFIC RESOURCES

                             (a Nevada corporation)

                                  Senior Notes

                              REMARKETING AGREEMENT

Dated: May 24, 2005

================================================================================

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
SECTION 1.  Representations and Warranties......................................      3

SECTION 2.  Modification and Remarketing of Senior Notes........................     10

SECTION 3.  Covenants of the Company............................................     14

SECTION 4.  Payment of Expenses.................................................     17

SECTION 5.  Conditions of Remarketing Agents' Obligations.......................     17

SECTION 6.  Indemnification.....................................................     20

SECTION 7.  Contribution........................................................     21

SECTION 8.  Representations, Warranties and Agreements to Survive...............     22

SECTION 9.  Termination of Agreement............................................     23

SECTION 10. Other Matters Relating to the Remarketing Agents....................     23

SECTION 11. Notices.............................................................     25

SECTION 12. Parties.............................................................     25

SECTION 13. Governing Law.......................................................     26

SECTION 14. Waiver of Trial by Jury.............................................     26

SECTION 15. Time................................................................     26

SECTION 16. Counterparts........................................................     26

SECTION 17. Effect of Headings..................................................     26

      Schedule A - Additional Definitions

      Schedule B - Opinion of Woodburn and Wedge

      Schedule C - Opinion of Choate, Hall & Stewart LLP

                            SIERRA PACIFIC RESOURCES

                             (a Nevada corporation)

                                  Senior Notes

                              REMARKETING AGREEMENT

                                                                    May 24, 2005

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

LEHMAN BROTHERS INC.

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

      Sierra Pacific Resources, a Nevada corporation (the "COMPANY") confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") and Lehman Brothers Inc. ("LEHMAN BROTHERS") (together, the "REMARKETING AGENTS"), with respect to the remarketing by the Remarketing Agents of up to $235,218,000 in aggregate principal amount of the Company's Senior Notes (the "SENIOR NOTES"). The Senior Notes have been issued under an indenture, dated as of May 1, 2000 (the "ORIGINAL INDENTURE"), between the Company and The Bank of New York, as trustee (the "TRUSTEE"), as heretofore supplemented by an officer's certificate establishing the form, terms and provisions of the Senior Notes, as originally issued, and as to be further supplemented by an officer's certificate containing modifications thereto effective as of the date of the consummation of the aforesaid remarketing of the Senior Notes (each of such officer's certificates an "OFFICER'S CERTIFICATE", the second Officer's Certificate the "SECOND OFFICER'S CERTIFICATE" and the Original Indenture, as so supplemented, the "INDENTURE").

      The Company understands that the Remarketing Agents and any purchasers of the Senior Notes may make a public offering of such Senior Notes.

      The Senior Notes were originally issued and delivered as a component of the Company's Premium Income Equity Securities ("NEW PIES"). The Company filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-4 (No. 333-124083) for the registration of the New PIES (including the various components thereof) under the Securities Act of 1933, as amended (the "1933 ACT"), and the qualification of the Indenture (excluding the Second Officer's Certificate) under the Trust Indenture Act of 1939, as amended (the "1939 ACT"). The Company filed amendments to such registration statement on May 6, 2005, May 11, 2005, May 17, 2005 and May 18, 2005, and such registration statement, as so amended, was declared effective by the Commission as of May 18, 2005. Such registration statement, including the exhibits and schedules thereto, at the time it became effective, is referred to herein as the "S-4 REGISTRATION STATEMENT"; and each preliminary prospectus and the final prospectus used in connection with the Exchange Offer (as hereinafter defined) are hereinafter referred to, collectively, as the "EXCHANGE OFFER PROSPECTUS".

      The New PIES were offered, issued and delivered in exchange for outstanding securities of the Company (the "EXCHANGE OFFER"), as set forth in the S-4 Registration Statement. As further described in the S-4 Registration Statement, the Senior Notes are to be subject to a remarketing procedure conducted by the Remarketing Agents pursuant to this Agreement. The Company has entered into a Purchase Agreement, dated April 15, 2005 (the "PURCHASE AGREEMENT"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (together, the "UNDERWRITERS") pursuant to which the Underwriters have agreed, subject to the conditions set forth therein, to purchase Senior Notes which the Remarketing Agents have not remarketed to other investors.

      The Company has filed with the Commission a registration statement on Form S-3 (No. 333-123835), for the registration of various securities, including the Senior Notes, under the 1933 Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS"), and for the qualification of the Indenture under the 1939 Act. Such registration statement, including the exhibits and schedules thereto, as of the time it becomes effective, is referred to herein as the "REGISTRATION STATEMENT"; the final prospectus and the final prospectus supplement relating to the remarketing of the Senior Notes by the Remarketing Agents, in the forms first furnished to the Remarketing Agents by the Company for use in connection with the remarketing of the Senior Notes by the Remarketing Agents, are collectively referred to herein as the "REMARKETING PROSPECTUS"; and, if the Remarketing Agents shall remarket Senior Notes to the Underwriters pursuant to the Purchase Agreement, the final prospectus and the final prospectus supplement relating to the offering of the Senior Notes by the Underwriters, in the forms first furnished to the Underwriters by the Company for use in connection with the offering of the Senior Notes by the Underwriters, are collectively referred to herein as the "PROSPECTUS".

      Notwithstanding the foregoing, all references herein to the "S-4 Registration Statement" and the "Registration Statement" shall also be deemed to include all documents filed pursuant to the Securities Exchange Act of 1934 (the "1934 ACT") at the respective times such registration statements became or become effective, and all references herein to the Remarketing Prospectus, Prospectus and the Exchange Offer Prospectus shall also be deemed to include all documents filed pursuant to the 1934 Act prior to the date thereof or, in the case of a prospectus filed pursuant to Rule 424(b) of the 1933 Act Regulations, prior to the time of such filing, and, in any case which are incorporated therein by reference pursuant to Item 12 of Form S-3 or Item 11 of Form S-4 under the 1933 Act. A "preliminary prospectus" shall be deemed to refer to (i) any prospectus used before the related registration statement becomes effective and (ii) any prospectus that omits information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and is used after the registration statement becomes effective and prior to the filing of the related Prospectus pursuant to Rule 424(b) by the Company. For purposes of this Agreement, all references to any registration statement, prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy of such document filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in any registration statement, prospectus or the preliminary prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in such registration statement, prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to any registration statement, prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in such registration statement, prospectus or preliminary prospectus, as the case may be.

      SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to each Remarketing Agent as of the date of this Agreement, the Remarketing Commencement Date (as defined in Section 2(d)), the Remarketing Date (as defined in Section 2(e)) and the Closing Time (as defined in Section 2(e)(iii)) (unless a particular date, or another date, is specifically referenced, in which case such specific date), and agrees with each Remarketing Agent, as follows:

            (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the time the Registration Statement becomes effective and at the Closing Time, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 ACT REGULATIONS"), and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Remarketing Prospectus nor any amendments or supplements thereto, at the time the Remarketing Prospectus or any such amendment or supplement is first furnished to the Remarketing Agents or at the Closing Time, will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement is issued or at the Closing Time, will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Remarketing Prospectus or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Remarketing Agent specifically for use with respect to such documents.

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto will comply when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Remarketing Prospectus delivered to the Remarketing Agents for use in connection with the offering of the Senior Notes by the Remarketing Agents will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Remarketing Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Remarketing Prospectus, at the time the Registration Statement becomes effective, at the time the Remarketing Prospectus is issued and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (iii) Independent Auditors. Deloitte & Touche LLP, which certified certain of the financial statements and supporting schedules included in the Registration Statement and the Remarketing Prospectus (i) is a registered public accounting firm and is independent with respect to the Company and its subsidiaries, each within the meaning of the 1934 Act and
      (ii) is in compliance with its obligations under the 1934 Act with respect to the Company and its subsidiaries.

            (iv) Financial Statements. The financial statements included in the Registration Statement and the Remarketing Prospectus, together with the related schedules and notes, present and will present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been and will be prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis, except as noted therein, throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Remarketing Prospectus present and will present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and the Remarketing Prospectus present and will present fairly the information shown therein and have been and will be compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Remarketing Prospectus. The financial statements included in the Registration Statement and the Remarketing Prospectus comply with Regulation G and Item 10 of Regulation S-K of the Commission. Except as disclosed in the Registration Statement and the Remarketing Prospectus, neither the Company nor any of its subsidiaries has or will have any off-balance sheet arrangements of the character contemplated by Item 303 of Regulation S-K or otherwise by Section 13(j) of the 1934 Act, or has any other contingent obligation or liability, which, in any case, is material, or is reasonably likely to be material, to the Company and its consolidated subsidiaries considered as one enterprise.

            (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Remarketing Prospectus, except as otherwise stated therein, (i) there has been or will have been no material adverse change, or any development which is reasonably likely to result in a material adverse change, in the condition, financial or otherwise, results of operations or business affairs of the Company and its subsidiaries considered as one enterprise (any such change or development, a "MATERIAL ADVERSE CHANGE"), (ii) there have been or will have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (iii) there has been or will have been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Remarketing Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect, and would not result in any development which is reasonably likely to have a material adverse effect, on the condition, financial or otherwise, results of operations or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (any such effect or development, a "MATERIAL ADVERSE EFFECT").

            (vii) Good Standing of Subsidiaries. Each Significant Subsidiary (as defined below) of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Remarketing Prospectus; and each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The shares of issued and outstanding capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; none of the issued and outstanding shares of capital stock of either Significant Subsidiary was issued in violation of any preemptive or other similar rights of any securityholder of such Significant Subsidiary; and all shares of common stock of each Significant Subsidiary are owned by the Company, free and clear of any security interests and other liens and encumbrances and of any equities, claims and other adverse interests. Nevada Power Company and Sierra Pacific Power Company, each a Nevada corporation (and each a "SIGNIFICANT SUBSIDIARY"), are each a "significant subsidiary" within the meaning of Rule 405 under the 1933 Act, and the Company has no other such significant subsidiary.

            (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Remarketing Prospectus. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the issued and outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company.

            (ix) Authorization of this Agreement. The Company has all corporate power and authority necessary to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

            (x) Authorization and Description of Indenture. The Indenture and the transactions contemplated thereby have been duly authorized by the Company; the Indenture (excluding the Second Officer's Certificate) has been duly executed and delivered by the Company; at the Closing Time, the Indenture will have been duly executed and delivered by the Company and will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Indenture (excluding the Second Officer's Certificate) has been and, at the Closing Time, the Indenture will have been duly qualified under the 1939 Act and the 1939 Act Regulations; and the Indenture conforms and will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

            (xi) Authorization of the Senior Notes. (i) The Senior Notes have been duly authorized, executed and delivered by the Company and authenticated by the Trustee and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (ii) The modifications of the terms of the Senior Notes pursuant to Section 2 hereof have been duly authorized by the Company; and, when the Second Officer's Certificate implementing such modifications shall have been duly executed and delivered to the Trustee and new certificates representing the Senior Notes, as so modified, shall have been duly executed and delivered by the Company and authenticated by the Trustee, such modifications will have been duly implemented and will be effective, and the Senior Notes, as so modified, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the limitations on enforcement referred to in subclause (i) above).

            (xii) Description of the Senior Notes and the Indenture. The Senior Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Registration Statement and the Remarketing Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

            (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults as would not result in a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes, and the consummation by the Company of the transactions contemplated herein and in the Registration Statement and performance by the Company with its obligations hereunder and under the Indenture and the Senior Notes have been authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Significant Subsidiaries.

            (xiv) Labor. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its Significant Subsidiaries, is imminent, which might be expected to have a Material Adverse Effect.

            (xv) ERISA. The Company is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and the Company does not expect to incur material liability; the Company has not incurred and the Company does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the Company's knowledge nothing has occurred, whether by action or by failure to act, which might reasonably be expected to cause the loss of such qualification.

            (xvi) Tax. Each of the Company and its Significant Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its Significant Subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Significant Subsidiaries, might have, a Material Adverse Effect.

            (xvii) Insurance. The Company and its Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks that the Company reasonably believes is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

            (xviii) Absence of Proceedings. Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Significant Subsidiaries which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder.

            (xix) Possession of Licenses and Permits. The Company and its Significant Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to possess such Governmental Licenses would not have a Material Adverse Effect; the Company and its Significant Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xx) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the issuance or delivery of the Senior Notes, the modification of the terms of the Senior Notes and the remarketing of the Senior Notes as contemplated in Section 2, or for the consummation by the Company of any of the other transactions contemplated by this Agreement, the Registration Statement or the Remarketing Prospectus, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for the qualification of the Indenture under the 1939 Act.

            (xxi) Title to Property. The Company and its Significant Subsidiaries have good title to all real property and personal property owned by them, in each case free and clear of all liens, encumbrances, equities or claims except such as are described or contemplated in the Registration Statement and the Remarketing Prospectus or would not, individually or in the aggregate, have a Material Adverse Effect and do not materially interfere with the use made or to be made of such property by the Company and its Significant Subsidiaries.

            (xxii) Leases. All of the leases and subleases material to the business of the Company and each of its Significant Subsidiaries and under which the Company or any of its Significant Subsidiaries holds properties described in the Registration Statement and the Remarketing Prospectus, are in full force and effect, and neither the Company nor any of its Significant Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such Company or any subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

            (xxiii) Environmental Laws. Except as described in the Registration Statement and the Remarketing Prospectus and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
      (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries.

            (xxiv) Investment Company Act. The Company is not required, and upon the remarketing of the Senior Notes as herein contemplated will not be required, to register as, an "investment company" under the Investment Company Act of 1940, as amended (the "1940 ACT").

            (xxv) Holding Company Act. The Company is a "holding company" under the Public Utility Holding Company Act of 1935, as amended (the "1935 ACT"), but the Company and all of its subsidiaries are exempt from all provisions of the 1935 Act (except Section 9(a)(2) thereof) by virtue of the exemption set forth in Section 3(a)(1) thereof.

            (xxvi) Internal Controls. (i) The Company has devised and established and maintains the following, among other, internal controls (without duplication):

                  (A) a system of "internal accounting controls" as contemplated in Section 13(b)(2)(B) of the 1934 Act;

                  (B) "disclosure controls and procedures" as such term is
            defined in Rule 13a-15(e) under the 1934 Act; and

                  (C) "internal control over financial reporting" (as such term is defined in Rule 13a-15(f) under the 1934 Act (the internal controls referred to in clauses (A) an (B) above and this clause (C) being hereinafter called, collectively, the "INTERNAL CONTROLS").

                  (ii) The Internal Controls are evaluated by the Company's senior management periodically as appropriate and, in any event, as required by law.

                  (iii) The Internal Controls are, individually and in the aggregate, effective in all material respects to perform the functions for which they were established.

                  (iv) Based on the most recent evaluations of the Internal Controls, all material weaknesses, if any, and significant deficiencies, if any, in the design or operation of the Internal Controls which could adversely affect the Company's ability to timely record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Internal Controls have been identified and reported to the Company's independent auditors and the audit committee of the Company's board of directors; and all such weaknesses, if any, have been rectified; and all deficiencies which, individually or in the aggregate, could constitute significant deficiencies and which have not yet been rectified (A) are in the process of being rectified and (B) have not had and will not have, individually or in the aggregate, a material adverse effect on the effectiveness of the Internal Controls. (For purposes of clarification, the Company further represents and warrants, that, as of the date of this Agreement, no such weaknesses in the design or operation of the Internal Controls had been identified.)

            (xxvii) Compliance with Sarbanes Oxley. The Company is in compliance in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and the New York Stock Exchange that have been adopted thereunder, all to the extent that such Act and such rules and regulations are in effect and applicable to the Company.

      (b) Other. The representations and warranties of the Company contained in the Dealer Manager Agreement, dated April 15, 2005 (the "DEALER MANAGER AGREEMENT"), among the Company and Merrill Lynch and Lehman Brothers, as dealer managers, were, are and/or will be true and correct when made and as of the applicable dates referred to in subsection (a) of this Section.

      (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Remarketing Agents or to counsel for the Remarketing Agents shall be deemed a representation and warranty by the Company to each Remarketing Agents as to the matters covered thereby.

      SECTION 2. Modification and Remarketing of Senior Notes.

      (a) Acceptance of Appointment. Merrill Lynch and Lehman Brothers hereby accept their appointment as Remarketing Agents and hereby agree, subject to the terms and conditions set forth herein, to use commercially reasonable efforts to remarket all Senior Notes which are to be remarketed in accordance with the provisions of the Indenture. Schedule A hereto sets forth the definitions of capitalized terms not otherwise defined herein relating to such remarketing.

      (b) Modification of Terms of Senior Notes. (i) The terms of the Senior Notes which shall be effective as of the Remarketing Settlement Date (or, in the event of a Failed Remarketing or a Non-Remarketing, as of the Purchase Contract Settlement Date) shall be set forth in the Second Officer's Certificate. All such modified terms of the Senior Notes are herein sometimes called the "RESET TERMS".

            (ii) The Second Officer's Certificate will contain covenants and the mandatory redemption and repurchase provisions in respect of the Senior Notes similar to the Company's 8 5/8% notes due 2014 (except as otherwise provided in subsections (f) and (g)) and such provisions shall be in effect as of the Remarketing Settlement Date.

      (c) Remarketing Periods and Remarketing Notices. The Company may select the remarketing periods as provided in the Officer's Certificate. The Company will also provide notices of any remarketing, and further notices of the results of any attempted remarketing, as provided in the Officer's Certificate.

      (d) Remarketing Efforts. (i) Subject to the conditions set forth herein, on each day during each Three-Day Remarketing Period during the Period for Early Remarketing and on each day during the Final Remarketing Period (the first day of any such period, a "REMARKETING COMMENCEMENT DATE") (A) the Company, in consultation with the Remarketing Agents, shall propose the stated maturity, optional redemption provisions, if any, and other terms of the Senior Notes (other than the interest rate and the provisions referred to in subsection
(b)(ii) of this Section) to be in effect as of the Remarketing Settlement Date, which terms shall be satisfactory to the Remarketing Agents and (B) the Remarketing Agents shall use commercially reasonable efforts to remarket all Senior Notes which are to be remarketed (as set forth in notices to the Company and the Remarketing Agents by the Purchase Contract Agent and/or the Collateral Agent, as described in the Officer's Certificate), with the proposed terms referred to in clause (A) above, at an aggregate purchase price equal to (x) if remarketing occurs during the Period for Early Remarketing, the applicable Remarketing Value or (y) if the remarketing occurs during the Final Remarketing Period, the Contract Settlement Value.

            (ii) In the conduct of such remarketing activities, the Remarketing Agents shall consult with the Company and with prospective purchasers of the Senior Notes being remarketed (including the Underwriters), and, taking into account, among other things, prevailing financial market conditions and the creditworthiness and prospects of the Company, as well as the proposed terms of the Senior Notes referred to in clause (A) in subsection (d)(i) above, the Remarketing Agents shall determine the interest rate on the Senior Notes, to be effective as of the Remarketing Settlement Date, which will enable them to sell the Senior Notes being remarketed, with the proposed terms referred to in clause
(i)(A) above, at the applicable purchase price referred to above.

      (e) Successful Remarketing. If any remarketing is successful (a "SUCCESSFUL REMARKETING" and the date thereof, the "REMARKETING DATE"), then:

            (i) by approximately 4:30 p.m. (New York City time) on such Remarketing Date, (A) the Remarketing Agents shall advise by telephone (promptly confirmed by facsimile or electronic transmission) the Company, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary, the Depositary and the Trustee, of the Reset Terms, (B) the Remarketing Agents shall advise by telephone (promptly confirmed by facsimile or electronic transmission) each purchaser or DTC participant (the "DEPOSITARY PARTICIPANT") thereof purchasing Senior Notes sold in the remarketing of the Reset Terms and the number of Senior Notes such purchaser is to purchase and (C) the Remarketing Agents shall request by telephone (promptly confirmed by facsimile or electronic transmission) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the third Business Day after the Remarketing Date (the "REMARKETING SETTLEMENT DATE", which, if the Remarketing Date is the last day of the Final Remarketing Period, shall be the Purchase Contract Settlement Date) in same day funds against delivery of the remarketed Senior Notes purchased through the facilities of the Depositary;

            (ii) in accordance with the Depositary's normal procedures, at the Closing Time the transactions described in clause (i) above shall be executed through the Depositary, and the accounts of the respective Depositary Participants shall be debited and credited, respectively, and such remarketed Senior Notes delivered by book-entry, as necessary to effect purchases and sales thereof; provided, however, that the settlement procedures set forth herein, including provisions for payment by purchasers of the remarketed Senior Notes, shall be subject to modification to the extent required by the Depositary or if the book-entry system is no longer available for the remarketed Senior Notes at the time of the remarketing, to facilitate the remarketing of the remarketed Senior Notes in certificated form and the Remarketing Agents may modify such settlement procedures in order to facilitate the settlement process;

            (iii) the delivery of all certificates, opinions and other documents contemplated by Section 5 shall be made at the offices of Dewey Ballantine LLP in New York, New York at 9:00 A.M. (Eastern Time), or at such other place and/or time as shall be mutually agreed upon by the parties hereto, on the Remarketing Settlement Date (such time and date of delivery being herein call "CLOSING TIME"); and

            (iv) upon receipt of the proceeds from a Successful Remarketing, the Remarketing Agents shall deposit the proceeds from the remarketing attributable to the Pledged Senior Notes and the Separated Senior Notes in separate accounts (the "Pledged Note Account" and "Separated Note Account", respectively):

                  (A) (I) if the Successful Remarketing occurs during the Period for Early Remarketing, use proceeds from the Pledged Note Account to purchase the appropriate U.S. Treasury securities (the "TREASURY PORTFOLIO" and the related interest in the Treasury Portfolio applicable to a Corporate PIES, the "TREASURY PORTFOLIO INTEREST"), in open market transactions and/or at Treasury auctions, in the amount and types of Treasury securities described in clauses (a)(i),
            (a)(ii) and (b) of the definition of Remarketing Value in the Purchase Contract Agreement with respect to such Pledged Senior Notes, deliver such Treasury Portfolio, along with notification thereof, to the Collateral Agent on the Remarketing Settlement Date or as soon thereafter as is practicable, or (II) if such Successful Remarketing occurs during the Final Remarketing Period, remit to the Collateral Agent an amount from the Pledged Note Account equal to the aggregate principal amount of remarketed Pledged Senior Notes;

                  (B) deduct from the Pledged Note Account and Separated Note
            Account, pro rata, and retain for themselves an amount equal to .25% of the principal amount of the Pledged Senior Notes and the Separated Senior Notes, as the case may be, that were remarketed, as a fee (such fee, the "REMARKETING FEE") for the performance of their services as Remarketing Agents hereunder. The Remarketing Agents' fee shall be divided between Merrill Lynch and Lehman Brothers, with Merrill Lynch receiving 60.0% and Lehman Brothers 40.0% of the total fee; and

                  (C) (1) remit, along with notification thereof, any remaining balance of the Pledged Note Account to the Purchase Contract Agent for the pro rata benefit of the former Holders of the remarketed Pledged Senior Notes, and (2) remit, along with notification thereof, any remaining balance of the separated Note Account to the Collateral Agent for the pro rata benefit of the former holders of such remarketed Separated Senior Notes.

Any distributions to Holders of funds described in paragraphs (A) and (C) above shall be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of Separated Senior Notes, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer in immediately available funds to an account specified by the Holder or the holder of Separated Senior Notes, as applicable.

      (f) Failed Remarketing. If (i)(A) by 4:00 p.m. (New York City time) on the ninth Business Day preceding the Purchase Contract Settlement Date, the Remarketing Agents, despite using their commercially reasonable efforts, have been and are unable to remarket all of the Senior Notes to be remarketed at a price equal to the Remarketing Value, and (B) by 4:00 p.m. (New York City time), on the last day in the Final Remarketing Period, the Remarketing Agents, despite using their commercially reasonable efforts, have been and are unable to remarket all of the Senior Notes to be remarketed at a price equal to the Contract Settlement Value, or (ii) the Remarketing Agents have determined that the Remarketing may not be commenced or consummated as contemplated herein and by the Remarketing Procedures under applicable law, a failed Remarketing (a "FAILED REMARKETING") shall be deemed to have occurred. If a Failed Remarketing occurs, the Remarketing Agents and the Company, as applicable, shall take the following actions:

            (i) the Remarketing Agents shall notify by telephone the Company, the Depositary, Purchase Contract Agent, the Collateral Agent and the Trustee, that a Failed Remarketing has occurred;

            (ii) the Company shall cause a notice of the Failed Remarketing to be sent to the holders of all Senior Notes and to be published, in an Authorized Newspaper, in each case, no later than the Business Day preceding the Purchase Contract Settlement Date;

            (iii) the Remarketing Agents shall determine the interest rate that will be equal to the Two Year Benchmark Rate plus the Applicable Spread, such interest rate to be the interest rate on the Senior Notes effective as of the Purchase Contract Settlement Date; and

            (iv) the Remarketing Agents shall remit the Pledged Senior Notes that were to be remarketed to the Purchase Contract Agent and the Separated Senior Notes that were to be remarketed to the Collateral Agent;

it being understood that if a Failed Remarketing shall have occurred, there shall be no modifications to the terms of the Senior Notes except the reset of the interest rate as set forth above.

      (g) Non-Remarketing. If, on the eighth Business Day preceding the Purchase Contract Settlement Date, only Treasury PIES (and no Corporate PIES) are outstanding and no holders of Senior Notes have elected to have any Senior Notes remarketed, then a non-remarketing (a "NON-REMARKETING") shall be deemed to have occurred and:

            (i) the Remarketing Agents shall, in their sole discretion, determine the interest rate that, in its judgment, would have been established had a Successful Remarketing of all Senior Notes been conducted on such date, such interest rate to be the interest rate on the Senior Notes effective as of the Purchase Contract Settlement Date;

            (ii) the Remarketing Agents shall advise by telephone the Company, the Depositary and the Trustee of such Reset Rate; and

            (iii) the Company shall cause a notice of such Reset Rate to be sent to the holders of all Senior Notes and to be published in an Authorized Newspaper, in each case, no later than the Business Day preceding the Purchase Contract Settlement Date;

it being understood that if a Non-Remarketing shall have occurred, there shall be no modifications to the terms of the Senior Notes except the reset of the interest rate as set forth above.

      (h) Compensation for Services Performed. If a Failed Remarketing shall have occurred (other than by reason of the failure of the Remarketing Agents to perform their obligations hereunder) or if a Non-Remarketing shall have occurred, the Remarketing Agents shall be entitled to receive reasonable compensation for the services they have performed under this Agreement, including, without limitation, the determination of the interest rate on the Senior Notes to be in effect on and after the Purchase Contract Settlement Date.

      SECTION 3. Covenants of the Company. The Company covenants with each Remarketing Agent as follows:

      (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify the Remarketing Agents promptly,
(i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Remarketing Prospectus or any amended Remarketing Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Remarketing Prospectus or any document incorporated by reference therein or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Senior Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (b) Filing of Amendments. The Company will give the Remarketing Agents notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Remarketing Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Remarketing Agents with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Remarketing Agents or counsel for the Remarketing Agents shall reasonably object.

      (c) Delivery of Registration Statements. The Company will deliver to the Remarketing Agents and counsel for the Remarketing Agents, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto and signed copies of all consents and certificates of experts, and will also deliver to the Remarketing Agents, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Remarketing Agents. The copies of the Registration Statement and each amendment thereto furnished to the Remarketing Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (d) Delivery of Prospectuses. The Company will deliver to each Remarketing Agent, without charge, as many copies of each preliminary prospectus as such Remarketing Agent reasonably requests, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Remarketing Agent, without charge, during the period when the Remarketing Prospectus is required to be delivered under the 1933 Act, such number of copies of the Remarketing Prospectus (as amended or supplemented) as such Remarketing Agent may reasonably request. The Remarketing Prospectus and any amendments or supplements thereto furnished to the Remarketing Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Senior Notes as contemplated in this Agreement and in the Remarketing Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Senior Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Remarketing Agents or for the Company, to amend the Registration Statement or amend or supplement the Remarketing Prospectus in order that the Remarketing Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Remarketing Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Remarketing Prospectus comply with such requirements, and the Company will furnish to the Remarketing Agents such number of copies of such amendment or supplement as the Remarketing Agents may reasonably request.

      (f) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Remarketing Agents, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and other jurisdictions as the Remarketing Agents may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or so subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will also supply the Remarketing Agents with such information as is necessary for the determination of the legality of the Senior Notes for investment under the laws of such jurisdictions as the Remarketing Agents may request.

      (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (h) Listing. The Company will use its reasonable best efforts to effect the listing of the Senior Notes on the New York Stock Exchange ("NYSE").

      (i) Restriction on Sale of Securities. During a period of 90 days from the date of the Remarketing Prospectus, the Company will not, without the prior written consent of Merrill Lynch and Lehman Brothers, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any debt securities of the Company substantially similar to the Senior Notes, except that this paragraph (i) shall not prevent any remarketings of the debt component of the Company's Premium Income Equity Securities that were not tendered in the Exchange Offer ("OLD PIES") or (ii) the offering of securities by the Company the proceeds of which are used to exercise equity-clawback provisions in debt of the Company's subsidiaries.

      (j) Reporting Requirements. The Company, during the period when the Remarketing Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      (k) Other. The Company shall perform all of its obligations under the Dealer Manager Agreement (except to the extent that any obligation of the Company is waived under such agreement).

      SECTION 4. Payment of Expenses.

      (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under, or otherwise relating to the transactions contemplated by, this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Remarketing Agents of this Agreement, any agreement among Remarketing Agents, the Second Officer's Certificate and any other documents relating to the modification of the Senior Notes and such other documents as may be required in connection with the remarketing, sale or delivery of the Senior Notes, (iii) the preparation, issuance and delivery of the certificates for the Senior Notes to the Remarketing Agents, (iv) the fees and expenses of the Company's counsel, accountants and other advisors, (v) the fees and expenses of counsel for the Remarketing Agents, (vi) the printing and delivery to the Remarketing Agents of copies of each preliminary prospectus and of the Remarketing Prospectus and any amendments or supplements thereto, (vii) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the preparation, printing and delivery to the Remarketing Agents of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the fees and expenses of counsel for the Trustee in connection with the Second Officer's Certificate and the Senior Notes, (ix) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the remarketing of the Senior Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (x) any fees payable in connection with the rating of the Senior Notes and (xi) the fees and expenses incurred in connection with the listing of the Senior Notes on the NYSE.

      (b) Termination of Agreement. If this Agreement is terminated by the Remarketing Agents in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Remarketing Agents for all of their out of pocket expenses.

      SECTION 5. Conditions of Remarketing Agents' Obligations. The obligations of the several Remarketing Agents hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement shall have become effective at or prior to the Remarketing Commencement Date. At Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Remarketing Agents. The Remarketing Prospectus shall have been filed with the Commission in accordance with Rule 424(b).

      (b) Actions by the Company. The Company shall have taken all actions reasonably required for the remarketing of the Senior Notes, including, without limitation,

            (i) the preparation and delivery to the Remarketing Agents of a preliminary prospectus relating to the remarketing of the Senior Notes and the Remarketing Prospectus, each in such quantities as the Remarketing Agents shall reasonably request;

            (ii) the participation by the Company in such "road shows" or other investor presentations or marketing efforts as the Remarketing Agents shall reasonably recommend;

            (iii) continuing discussions with Moody's Investors Service and Standard & Poor's regarding the Company's securities and its business and affairs, all consistent with the Company's current practice and to the extent necessary or appropriate for such rating agencies to establish a rating for the Senior Notes;

            (iv) the cooperation by the Company with the Remarketing Agents in, and the facilitation by the Company of, the performance by the Remarketing Agents of their due diligence responsibilities, including without limitation providing such access to officers and other employees, and to books and records, of the Company and its subsidiaries as the Remarketing Agents shall reasonably request; and

            (v) the compliance by the Company with all applicable requirements of federal and state securities laws in connection with the remarketing of the Senior Notes.

      (c) Modification of Terms of Securities. The terms of the Senior Notes to be effective as of the Remarketing Settlement Date shall have been determined and established as contemplated in Section 2 hereof.

      (d) Listing of Securities. The Senior Notes shall have been authorized for listing, upon official notice of the consummation of the remarketing thereof, on the NYSE.

      (e) Opinion of Counsel for Company. At Closing Time, the Remarketing Agents shall have received the favorable opinion, dated as of Closing Time, of each of Woodburn and Wedge and Choate, Hall & Stewart LLP, counsel for the Company, in form and substance satisfactory to counsel for the Remarketing Agents, to the effect set forth in Schedules B and C, respectively, and to such further effect as counsel to the Remarketing Agents may reasonably request.

      (f) Opinion of Counsel for Remarketing Agents. At Closing Time, the Remarketing Agents shall have received the favorable opinion, dated as of Closing Time, of Dewey Ballantine LLP, counsel for the Remarketing Agents, with respect to such matters as the Remarketing Agents shall reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Remarketing Agents. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

      (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Remarketing Prospectus, any Material Adverse Change and the Remarketing Agents shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

      (h) Accountant's Comfort Letter. On the initial Remarketing Commencement Date, and, if the Remarketing Agents request, any subsequent Remarketing Commencement Date, the Remarketing Agents shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Remarketing Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Remarketing Prospectus.

      (i) Bring-down Comfort Letter. At Closing Time, the Remarketing Agents shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time, and to such further effect as the Remarketing Agents shall reasonably request.

      (j) Maintenance of Rating. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the debt securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under credit watch, surveillance or review, with negative implications, its rating of any of the Company's or any of its subsidiaries' debt securities, after such organization did not have such security under credit watch, surveillance or review, as the case may be.

      (k) Additional Documents. At Closing Time, counsel for the Remarketing Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Senior Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the modification and remarketing of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Remarketing Agents and counsel for the Remarketing Agents.

      (l) Termination of Agreement. (i) If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Remarketing Agents by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

            (ii) The Company hereby agrees that, if any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, purchasers who have been solicited by the Remarketing Agents and have committed to purchase Senior Notes in the Remarketing shall have the right to terminate their commitments.

      SECTION 6. Indemnification.

      (a) Indemnification of Remarketing Agents. The Company agrees to indemnify and hold harmless each Remarketing Agent, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "AFFILIATE"), its selling agents and each person, if any, who controls any Remarketing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the S-4 Registration Statement (or any amendment to either thereof), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Remarketing Prospectus or the Exchange Offer Prospectus (or any amendment or supplement to any thereof), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, however, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Remarketing Agents), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Remarketing Agent expressly for use in the document containing such defect or alleged defect;

      (b) Indemnification of Company. Each Remarketing Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Remarketing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Remarketing

Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Remarketing Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agents on the other hand from the offering of the Senior Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Remarketing Agents on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefit received by the Company in connection with the remarketing of the Senior Notes pursuant to this Agreement shall be deemed to be the total purchase price paid by the purchasers of the Senior Notes remarketed pursuant to this Agreement after giving effect to the payment of the Remarketing Fee. The relative benefit received by the Remarketing Agents shall be the aggregate amount retained by the Remarketing Agents as their remarketing fee pursuant to Section 2.

      The relative fault of the Company on the one hand and the Remarketing Agents on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Remarketing Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Remarketing Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Remarketing Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Remarketing Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Senior Notes remarketed by it and distributed to the public were offered to the public exceeds the amount of any damages which such Remarketing Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls a Remarketing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Remarketing Agent's Affiliates and selling agents shall have the same rights to contribution as such Remarketing Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Remarketing Agents' respective obligations to contribute pursuant to this Section 7 are several in proportion to their respective shares of the total remarketing fee pursuant to Section 2 hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Remarketing Agent or its Affiliates or selling agents, any person controlling any Remarketing Agent, its officers or directors or any person controlling the Company, and (ii) delivery of and payment for the Senior Notes.

      SECTION 9. Termination of Agreement.

      (a) Termination; General. The Remarketing Agents may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Remarketing Prospectus (exclusive of any supplement thereto), any Material Adverse Change or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Remarketing Agents, impracticable or inadvisable to remarket the Senior Notes or to enforce contracts for the sale of the Senior Notes, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or NYSE, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or
(v) if a banking moratorium has been declared by either Federal or New York authorities, or (vi) the Remarketing Settlement Date shall not have occurred on or prior to November 15, 2005; provided however, that if an event or circumstance described in clause (i), (iii), (iv) or (v) shall have occurred prior to the Remarketing Date, the Remarketing Agents may terminate this Agreement pursuant to any such clause only if (x) such event or circumstance shall be continuing on the Remarketing Date or (y) such event or circumstance, shall be such that, in the judgment of the Remarketing Agents, it will be impracticable or inadvisable to market the Senior Notes or to enforce contracts for the sale of the Senior Notes.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof; and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      (c) The Company hereby agrees that, if any of the events or circumstances listed in clauses (i), (ii), (iii), (iv) or (v) in subsection (a) above shall have occurred, purchasers who have been solicited by the Remarketing Agents and have committed to purchase Senior Notes in the Remarketing shall have the right to terminate their commitments.

      SECTION 10. Other Matters Relating to the Remarketing Agents.

      (a) Resignation; Removal. A Remarketing Agent may resign and be discharged from its duties and obligations hereunder by giving 30 days' prior written notice to the Company, the Depositary and the Trustee. The Company may remove any Remarketing Agent by giving 30 days' prior written notice to the removed Remarketing Agent, the Depositary and the Trustee upon any of the following events:

            (i) such Remarketing Agent shall become involved as a debtor in a bankruptcy, insolvency or similar proceeding;

            (ii) such Remarketing Agent shall not be among the ten underwriters with the largest volume underwritten in dollars, on a lead managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the date such notice is given;

            (iii) such Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder; or

            (iv) the Company shall determine in its sole discretion that such Remarketing Agent, using its commercially reasonable efforts, would be unable to make an effective contribution to the Remarketing on the terms and in the manner contemplated herein.

If any Remarketing Agent resigns or is removed, the Company shall use its reasonable efforts to appoint a successor Remarketing Agent, and under such successor a party to this Agreement, as soon as reasonably practicable. Sections 1, 6, 7 and 8 shall survive the resignation or removal of any Remarketing Agent.

      (b) Dealing in the Senior Notes. Any Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Senior Notes, including in connection with the Remarketing. Any Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Senior Notes may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity hereunder. Any Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

      (c) Remarketing Agents' Performance; Duty of Care; Etc. (i) The duties and obligations of the Remarketing Agents shall be determined solely by the express provisions of this Agreement, and, to the extent the Remarketing Procedures are set forth elsewhere, in the Indenture and the Purchase Contract Agreement. No implied covenants or obligations of or against the Remarketing Agents shall be read into this Agreement, the Indenture or the Purchase Contract Agreement.

            (ii) In the absence of bad faith, gross negligence or willful misconduct on the part of such Remarketing Agent, each Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Indenture or the Purchase Contract Agreement as to the truth of the statements expressed in any of such documents. Each Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. No Remarketing Agent, acting under this Agreement, shall incur any liability to the Company or to any holder of Senior Notes, in its individual capacity or as Remarketing Agent, for any action or failure to act, on its part in connection with a Remarketing or otherwise (including, but not limited to, in respect of the settlement of any Successful Remarketing that is delayed, incomplete or abandoned for any reason), except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part.

            (iii) Each Remarketing Agent, in offering Senior Notes for remarketing and sale pursuant to this Agreement and in performing its other obligations under this Agreement, is acting solely as agent and not as principal. No Remarketing Agent shall have any obligation whatsoever to purchase any Senior Notes hereunder or in any way be obligated to provide funds to make payment upon delivery of Senior Notes for remarketing or to otherwise expend or risk its own funds or incur or be exposed to financial liability in the performance of its duties under this Agreement. Each Remarketing Agent will make commercially reasonable efforts to assist in obtaining performance by each purchaser whose commitment to purchase Senior Notes in the Remarketing was solicited by such Remarketing Agent, but no Remarketing Agent shall have any liability in the event such purchase is not consummated for any reason.

            (iv) If there shall be a failure to deliver Senior Notes to a purchaser who has committed to purchase Senior Notes in a Remarketing, the Company shall (A) hold each Remarketing Agent harmless against any loss, claim or damage arising from or as a result of such failure and (B) notwithstanding such failure, pay to the Remarketing Agent that solicited such commitment any commission to which it would have been entitled in connection with the sale of Senior Notes to such purchaser.

            (v) If at any time during the term of this Agreement, any Event of Default (as defined in the Indenture) under the Indenture, or any event that with the passage of time or the giving of notice or both would become on Event of Default under the Indenture, has occurred and is continuing under the Indenture, then the obligations and duties of the Remarketing Agents under this Agreement shall be suspended until such default or event has been cured. The Company will cause the Trustee and the Purchase Contract Agent to give the Remarketing Agent notice of all such defaults and events of which such Trustee, agent or administrator is aware.

            (vi) The right of each holder of Senior Notes to have its Senior Notes remarketed, pursuant to the Indenture, will be limited to the extent that (A) the Remarketing Agents conduct a Remarketing pursuant to the terms of this Agreement, (B) the Remarketing Agents are able to find a purchaser or purchasers for the Senior Notes, (C) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent and (D) the commencement or consummation of the Remarketing is not prohibited by applicable law.

            (vii) The Company shall have no obligations whatsoever to purchase any Senior Notes hereunder and shall in no way be obligated to provide funds to make payment upon delivery of Senior Notes for remarketing.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Remarketing Agents shall be directed to Merrill Lynch & Co. at 4 World Financial Center, New York, New York 10080, attention of Karl F. Schlopy and to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, attention of James
R. Schaefer; and notices to the Company shall be directed to it at Sierra Pacific Resources, P.O. Box 10100 (6100 Neil Road), Reno, Nevada 89520, attention of the General Counsel.

      SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Remarketing Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Remarketing Agents and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. Any amendments to this agreement, however, that affect the duties, rights, privileges or immunities of the Purchase Contract Agent pursuant to Section 2 hereof or under the Purchase Contract Agreement may be made only with the consent of such Purchase Contract Agent. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Remarketing Agents and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any Remarketing Agent shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 14. WAIVER OF TRIAL BY JURY. THE REMARKETING AGENTS AND THE COMPANY EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

      SECTION 15. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      SECTION 17. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Remarketing Agents and the Company in accordance with its terms.

                                      Very truly yours,

                                      SIERRA PACIFIC RESOURCES

                                      By:______________________________________
                                         Name:
                                         Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By:______________________________________
   Name:
   Title:

LEHMAN BROTHERS INC.

By:______________________________________
   Name:
   Title:

                                                                      SCHEDULE A

                             ADDITIONAL DEFINITIONS

      "APPLICABLE SPREAD" has the meaning set forth in Section 20 of the Officers' Certificate.

      "AUTHORIZED NEWSPAPER" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "BUSINESS DAY" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "COLLATERAL AGENT" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "CONTRACT SETTLEMENT VALUE" means a price equal to the aggregate principal amount of remarketed securities plus the applicable Remarketing Fee.

      "CORPORATE PIES" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "DEPOSITARY" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "FINAL REMARKETING PERIOD" has the meaning set forth in Section 1 of the Pledge Agreement.

      "HOLDERS" has the meaning set forth in Section 20 of the Officers' Certificate.

      "PERIOD FOR EARLY REMARKETING" has the meaning set forth in Section 1 of the Pledge Agreement.

      "PLEDGED SENIOR NOTES" has the meaning set forth in Section 1 of the Pledge Agreement.

      "PURCHASE CONTRACT AGENT" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "PURCHASE CONTRACT AGREEMENT" has the meaning set forth in Section 20 of the Officers' Certificate.

      "PURCHASE CONTRACT SETTLEMENT DATE" has the meaning set forth in Section 20 of the Officers' Certificate.

      "REMARKETING VALUE" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "SECURITIES INTERMEDIARY" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

                                     Sch A-1

      "SEPARATED SENIOR NOTES" has the meaning set forth in Section 20 of the Officers' Certificate.

      "THREE-DAY REMARKETING PERIOD" has the meaning set forth in Section 1 of the Pledge Agreement.

      "TREASURY PIES" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "TWO YEAR BENCHMARK RATE" has the meaning set forth in Section 20 of the Officers' Certificate.

                                                                      SCHEDULE B

                          OPINION OF WOODBURN AND WEDGE

                         [WOODBURN AND WEDGE LETTERHEAD]

                               ____________, 2005

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Lehman Brothers Inc.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center
New York, New York 10080

      Re: Sierra Pacific Resources, a Nevada corporation (the "Company"); [ ]% Senior Notes due 20__ in the aggregate principal amount of up to [$235,218,000.00]

Ladies and Gentlemen:

      We have acted as special Nevada counsel to the Company in connection with
(i) the remarketing of up to $[238,218,000] in aggregate principal amount of its Senior Notes due 20 (the "Senior Notes"). The Senior Notes were issued pursuant to an Indenture dated May 1, 2000 between the Company and the Bank of New York, as Trustee, as supplemented by officer's certificates establishing the terms of the Senior Notes. This opinion is delivered to you pursuant to Section 5(e) of the Remarketing Agreement, dated May __, 2005 (the "Remarketing Agreement") between the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (each a "Remarketing Agent", and together, the "Remarketing Agents") relating to the remarketing of the Senior Notes. Capitalized terms used herein without definition have the same meaning as in the Remarketing Agreement.

      We have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below.

      In our examinations, we have assumed the genuineness of all signatures (other than of officers of the Company), the legal capacity of all persons executing documents, the authenticity

                                    Sch B-1

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
Page 2

of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies.

      We have reviewed the following documents for purposes of this opinion:

      (i) the Company's Restated Articles of Incorporation, and all amendments thereto (the "Articles of Incorporation");

      (ii)  the Company's By-laws as now in effect (the "Bylaws");

      (iii) resolutions duly adopted by the Board of Directors of the Company on February 8, 2005 and resolutions adopted by the Pricing Committee of the Board of Directors on ______, 2005 relating to the authorization and issuance of the Senior Notes, the modification of the terms and subsequent remarketing thereof and matters related thereto;

      (iv) Certificates of Existence for the Company, Sierra Pacific Power Company and Nevada Power Company, dated ___, 2005, issued by the Secretary of State of Nevada confirming the corporate existence and good standing thereof as Nevada corporations;

      (v)   the Remarketing Agreement;

      (vi) the Restated Articles of Incorporation of each of Sierra Pacific Power Company and Nevada Power Company, and all amendments thereto;

      (vii) the By-Laws of each of Sierra Pacific Power Company and Nevada Power Company as now in effect;

      (viii) the Registration Statement and the Remarketing Prospectus;

      (ix)  the Indenture; and

      (x)   the global certificate evidencing the Senior Notes;

      We note that the Remarketing Agreement and Indenture, (together, the "Transaction Agreements") and the Senior Notes each provide that they shall be governed by and construed in accordance with the laws of the State of New York. Therefore, except to the extent expressly set forth in our opinion paragraph 6 below, we assume that the Transaction Agreements and Senior Notes are each enforceable under the laws of the State of New York.

      The opinions expressed herein are limited to the effect on the subject transactions of the internal laws of the State of Nevada (without giving effect to conflicts of law principles), and we express no opinion with respect to the applicability thereon of the laws of any other jurisdiction.

      Whenever a statement is qualified by "to our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions contemplated by the Remarketing Agreement do not have

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
Page 3

current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

      Based upon the foregoing and the examination of such legal authorities as we have deemed relevant, and subject to the limitations, qualifications and further assumptions set forth below, we are of the opinion that:

      1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Remarketing Prospectus and to enter into and perform its obligations under the Remarketing Agreement.

      2. Each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Remarketing Prospectus. The shares of issued and outstanding capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; none of the issued and outstanding shares of capital stock of either Significant Subsidiary was issued in violation of any preemptive or other similar rights of any securityholder of such Significant Subsidiary.

      3. The Company has all corporate power and authority necessary to execute and deliver the Remarketing Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby. The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

      4. The Indenture has been duly authorized by the Company; to the extent that Nevada law governs such issues, the Indenture has been duly executed and delivered by the Company; and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

      5. The Senior Notes have been duly authorized by the Company and, to the extent that Nevada law governs such issues, the Senior Notes have been duly executed and delivered by the Company and (assuming the due authentication thereof by the Trustee) constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

      6. The execution, delivery and performance by the Company of the Remarketing Agreement, the Indenture and the Senior Notes, the consummation by the Company of the transactions contemplated in the Remarketing Agreement and in the Registration Statement and Remarketing Prospectus and the performance by the Company of its obligations under the Remarketing Agreement, the Indenture and on the Senior Notes, do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or the restated articles of incorporation or bylaws of its Significant Subsidiaries or any applicable Nevada law, statute, rule

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
Page 4

or regulation, or any judgment, order, writ or decree of any Nevada government, government instrumentality or court having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations.

      7. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Nevada court or Nevada governmental authority or agency is necessary or required in connection with the due authorization, execution and delivery by the Company of the Remarketing Agreement, the performance by the Company of its obligations thereunder or the consummation by the Company of the transactions contemplated thereby including, without limitation, the performance by the Company of its obligations under the Indenture or on the Senior Notes, the modification of the terms of the Senior Notes and the remarketing of the Senior Notes, as contemplated in the Remarketing Agreement, or for the consummation by the Company of any of the other transactions contemplated by the Registration Statement or the Remarketing Prospectus, except such as (A) have been obtained or (B) may be required under state securities laws, as to which we offer no opinion.

      The foregoing opinions are subject to the following additional assumptions, qualifications and limitations:

      To the extent that the obligations of the Company under the Transaction Agreements or Senior Notes may be dependent upon such matters, we assume for purposes of this opinion (other than with respect to the Company) that: all parties to the Transaction Agreements are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; all parties to the Transaction Agreements have the requisite organizational power and authority to own their properties, to conduct their business as presently conducted, and to execute, deliver and perform their respective obligations under, the Transaction Agreements to which they are party; all parties to the Transaction Agreements are duly qualified to do business and are in good standing under the laws of each jurisdiction to the extent that such qualification and good standing is or shall be necessary to protect the validity and enforceability of the Transaction Agreements to which they are party and each other instrument or agreement necessary or appropriate to the proper administration of the Transaction Agreements or Senior Notes and the transactions contemplated thereby; that the Senior Notes will conform, when issued, in all material respects to the descriptions thereof contained in the Remarketing Prospectus; and the Senior Notes will be issued as provided in the Remarketing Prospectus and Indenture and in compliance with all applicable federal and/or state securities law, rules and regulations. Additionally, we assume that the Transaction Agreements and Senior Notes, except to the extent our opinion in paragraph 6 above may be applicable, constitute the legally valid and binding obligations of the parties thereto, enforceable against them in accordance with their terms.

      Our opinion in paragraph 5 with the respect to the validity of the Senior Notes is further subject to the following qualifications and limitations:

      (i) bankruptcy, insolvency, reorganization, arrangement, suretyship, moratorium, fraudulent transfers or other similar laws or doctrines of general application now or hereafter in effect relating to creditors' rights and remedies generally;

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
Page 5

      (ii) statutory, legal and equitable principles relating to, limiting or affecting the enforceability of creditors' rights generally, including without limitation the following:

            (a) the availability of specific enforcement, injunctive relief, appointment of a receiver or other equitable remedies, and

            (b) the enforceability of provisions respecting various summary remedies without notice or opportunity for hearing or cure, or purporting to waive or affect rights of the Company to assert claims or defenses, or exercise rights (such as rights to cure defaults), as may be available by existing or future statutes, common law or equitable principles;

      (iii) We advise you that we have not reviewed any documents evidencing this transaction for the purposes of this opinion other than the documents specifically referred to above;

      (iv) We express no opinion as to the validity or enforceability of any provision in the Senior Notes requiring that any consent, modification, amendment or waiver be in writing;

      (v) We express no opinion as to the enforceability of any provision contained in the Senior Notes releasing any person prospectively from liability for its own wrongful or negligent acts or providing for rights of indemnity and/or contribution to a party against liability for such acts or where or to the extent rights of indemnity and/or contribution are contrary to applicable law or public policy; and

      (vi) We express no opinion as to the enforceability of any provision contained in the Transaction Documents or the Senior Notes purporting to waive (or having the effect of waiving) any rights under the Constitution or laws of the United States of America or any state;

      (vii) We express no opinion as to the enforceability of any provision contained in the Transaction Agreements or the Senior Notes respecting self-help or summary remedies without notice or opportunity for hearing or correction; and

      (viii) We express no opinion as to the enforceability of any provision contained in the Transaction Documents or the Senior Notes specifying the jurisdiction the laws of which shall be applicable thereto or specifying or limiting the jurisdictions before the courts of which cases relating to such agreement may be brought.

      Except as otherwise expressly stated, we express no opinion as to any of the following legal issues: (a) Federal securities laws and regulations administered by the Securities and Exchange Commission, state "Blue Sky" laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments; (b) Federal Reserve Board margin regulations; (c) pension and employee benefit laws and regulations (e.g., ERISA); (d) Federal and state antitrust and unfair competition laws and regulations; (e) Federal and state laws and regulations concerning filing and notice requirements (e.g., Hart-Scott-Rodino and Exon-Florio); (f) compliance with fiduciary duty requirements; (g) statutes and ordinances, administrative decisions and rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
Page 6

or regional level) and judicial decisions to the extent that they deal with any of the foregoing; (h) the characterization of a transaction as one involving the creation of a lien on real property or a security interest in personal property, the characterization of a contract as one in form sufficient to create a lien or a security interest, the creation, attachment, perfection, priority or enforcement of a lien on real property or a security interest in personal property and the nature or extent of any party's right title and interest in and to any asset; (i) fraudulent transfer and fraudulent conveyance laws; (j) Federal and state environmental laws and regulations; (k) Federal and state land use and subdivision laws and regulations; (l) Federal and state tax laws and regulations; (m) Federal patent, copyright and trademark, state trademark, and other Federal and state intellectual property laws and regulations; (n) Federal and state racketeering laws and regulations (e.g., RICO); (o) Federal and state health and safety laws and regulations (e.g., OSHA, laws governing food, drugs and medical devices); (p) Federal and state labor laws and regulations; (q) Federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws; and (r) other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); and our opinion in paragraph 9 (ii) above, is limited to any Nevada statute or regulation that a lawyer in Nevada exercising customary professional diligence would reasonably recognize as being directly applicable to the Company, the transactions described herein, or both.

      The foregoing opinion is limited to the matters expressly set forth herein and no opinion may be implied or inferred beyond the matters expressly stated. This opinion is based upon our knowledge of the law and facts as of the date hereof. We disclaim any obligation to update this letter or communicate with you with respect to events occurring after the date of this letter, or as a result of knowledge acquired by us after that date, including changes in any of the statutory or decisional law after the date of this letter which may affect the opinions set forth herein.

      You have further requested our analysis with respect to the effect a Nevada court or federal court applying Nevada choice of law principles might give the parties choice of law as set forth in the Transaction Agreements and Senior Notes. Under applicable Nevada law, a Nevada court, or a federal court applying Nevada choice of law principles, will uphold a choice of law of the parties to an agreement, provided that the choice of law satisfies the following conditions: (1) it was bargained for by and between the parties, (2) it is expressly set forth in the applicable agreement, (3) such law chosen by the parties has a substantial relationship to the transaction and (4) such agreement does not violate any public policy of the State of Nevada. With respect to the first of these factors, as applied to the transaction which is the subject of this letter, we note that each of the Company, the Remarketing Agents and the Indenture Trustee are sophisticated institutional parties which have negotiated the specific provisions of the Transaction Agreements and Senior Notes and that each party is receiving a benefit (in the form of proceeds or fees) from the subject transaction. We therefore believe that a Nevada court, or a federal court applying Nevada choice of law principles, in a properly presented case, is more likely than not to conclude that the choice of law provisions in the Transaction Agreements and Senior Notes were bargained for by and between the parties. With respect to the second of the above factors, we note that the choice of law is expressly set forth in the Transaction Agreements and Senior Notes, which, in our opinion, would satisfy the requirement that the choice of law be expressly set forth in the applicable agreement. With respect to the third of the above factors, we note that the Remarketing Agents and the Trustee are located in the State of New York, that the global Senior Note will be physically deposited in New York City and that payments with respect to the Senior

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
Page 7

Notes will be made in New York City. We therefore believe that a Nevada court, or a federal court applying Nevada choice of law principles, in a properly presented case, is more likely than not to conclude that the law of the State of New York has a substantial relationship to the subject transaction. Finally, with respect to the fourth of the above factors, we are not aware of any public policy set forth in any Nevada statute or enunciated by any Nevada court to date that would be violated by the Transaction Agreements and the Senior Notes which would dictate a change in governing law; provided, however, that to the extent that the Senior Notes are "securities" as defined in Nevada Revised Statutes
Section 104.8101 through 104.8408, inclusive, Nevada law will govern issues related to their validity as set forth in Nevada Revised Statutes Section 104.8110.

      This opinion is rendered only to you and is solely for your benefit in connection with the transaction covered hereby; provided, that the law firms of Choate, Hall & Stewart LLP and Dewey Ballantine LLP may rely on this opinion in connection with the opinions to be rendered by them as contemplated in the Remarketing Agreement. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                         Very truly yours,

                                         WOODBURN AND WEDGE

                                         By:____________________________________
                                            Gregg P. Barnard

                                                                      SCHEDULE C

                      OPINION OF CHOATE, HALL & STEWART LLP

                  [LETTERHEAD OF CHOATE, HALL AND STEWART LLP]

                                  ____________, 2005

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Lehman Brothers Inc.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center
New York, New York 10080

      Re:   Sierra Pacific Resources (the "Company"); [ ]% Senior Notes
            Due 20 __

Ladies and Gentlemen:

      This opinion is delivered to you pursuant to Section 5(e) of the Remarketing Agreement dated May __, 2005 (the "Remarketing Agreement") between the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (each a "Remarketing Agent", and together, the "Remarketing Agents") relating to the remarketing by the Remarketing Agents of up to $235,218,000 in aggregate principal amount of the Company's ___% Senior Notes due 20__ (the "Senior Notes") issued under an Indenture dated as of May 1, 2000, between the Company and the Bank of New York.

      Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Remarketing Agreement.

      In connection with rendering this opinion, we have examined such corporate records, certificates and other documents as we have considered necessary for the purposes of this opinion, including:

            (i) certificate of recent date of the Secretary of State of Nevada as to the corporate existence and good standing of the Company as a Nevada corporation;

            (ii) the Restated Articles of Incorporation of the Company, and all amendments thereto;

                                    Sch C-1

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 2

            (iii) the By-Laws of the Company as now in effect;

            (iv) resolutions adopted by the Board of Directors of the Company on February 8, 2005 and resolutions adopted by the Pricing Committee of the Board of Directors on ______, __ 2005 relating to the authorization and issuance of the Senior Notes, the modification of the terms and subsequent remarketing thereof and matters relating thereto;

            (v) certificates of a recent date of the Secretary of State of Nevada as to the corporate existence and good standing of each Significant Subsidiary as Nevada corporations; and certificates of recent date of the Secretaries of State of Utah, Arizona and California as the qualification and good standing of the applicable Significant Subsidiaries in those respective states;

            (vi) the Restated Articles of Incorporation of each Significant Subsidiary, and all amendments thereto;

            (vii) the By-Laws of each Significant Subsidiary as now in effect;

            (viii) the Remarketing Agreement;

            (ix) the Indenture and an Officer's Certificate establishing the terms of the Senior Notes;

            (x) the global certificate evidencing the Senior Notes;

            (xi) the Company's listing application to the New York Stock Exchange with respect to the Senior Notes;

            (xii) the Registration Statement and the Remarketing Prospectus; and

            (xiii) such other documents as are to be delivered at the Closing Time, including certificates of officers of the Company.

      In such examination, we have assumed the genuineness of all signatures other than the signatures of the officials of the Company, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. As to any facts material to our opinion, we have, when relevant facts were not independently established, relied upon the aforesaid records, certificates and documents.

      We note that the Indenture and the Senior Notes provide that they shall be governed by and construed in accordance with the laws of the State of New York, and that the Company is organized under the laws of the State of Nevada. The opinions expressed herein are limited to the effect on the subject transactions of the federal laws of the United States, the internal laws of the State of Nevada (as to the matters covered by the opinion of Woodburn and Wedge referred to below) and solely with respect to the enforceability opinions expressed in paragraphs (4) and (5)

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 3

below, the internal laws of the State of New York (without giving effect to conflict of law principles). We express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction. With your permission, we have relied as to all matters governed by the laws of the State of Nevada upon a letter of even date herewith addressed to you by Woodburn and Wedge. Our opinions as to such matters are based on the assumptions and subject to the qualifications and limitations set forth in such opinion letter.

      As to matters of fact relevant to this opinion, we have relied upon and have assumed the truthfulness of the representations contained in the Remarketing Agreement and have made no independent investigation with respect thereto.

      Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions contemplated by the Remarketing Agreement do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

      With respect to matters set forth in clause (c) of the paragraph following the numbered paragraphs below, with your permission we have not examined the docket of any court or governmental agency.

      Based on the foregoing and, to the extent indicated above on said opinion of other counsel for the Company, and subject to the assumptions and qualifications contained herein, we are of the opinion that:

            (1) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Remarketing Prospectus and to enter into and perform its obligations under the Remarketing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect, and would not result in any development which is reasonably likely to have a Material Adverse Effect.

            (2) Each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 4

      Material Adverse Effect. The shares of issued and outstanding capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; none of the issued and outstanding shares of capital stock of either Significant Subsidiary was issued in violation of any preemptive or other similar rights of any securityholder of such Significant Subsidiary; and all shares of common stock of each Significant Subsidiary are owned by the Company, free and clear of any security interests and other liens and encumbrances and of any equities, claims and other adverse interests.

            (3) The Company has all corporate power and authority necessary to execute and deliver the Remarketing Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby. The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

            (4) The Indenture and the transactions contemplated thereby have been duly authorized by the Company; and the Indenture has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; the Indenture has been duly qualified under the 1939 Act and the 1939 Act Regulations.

            (5) (a) The Senior Notes are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and authenticated by the Trustee (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

                  (b) The modifications of the terms of the Senior Notes
            contemplated by Section 2 of the Remarketing Agreement have been duly authorized by the Company, have been duly implemented in accordance with the provisions of the Indenture and are in effect.

                  (c) The Senior Notes and the Indenture conform in all material respects to the respective statements relating thereto in the Registration Statement and the Remarketing Prospectus and are in substantially the forms thereof filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

            (6) The execution, delivery and performance of the Remarketing Agreement, the Indenture and the Senior Notes, the consummation by the Company of the transactions contemplated in the Remarketing Agreement and in the Registration Statement and the Remarketing Prospectus, and the performance by the Company of its obligations under the Remarketing Agreement, the Indenture or on the Senior Notes do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to any contract, indenture,

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 5

      mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or by-laws of the Company or the charter or by-laws of any of its Significant Subsidiaries, or any applicable law, statute, rule or regulation, or any judgment, order, writ or decree known to us of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations.

            (7) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, is necessary or required in connection with the due authorization, execution and delivery by the Company of the Remarketing Agreement, the performance by the Company of its obligations thereunder or the consummation by the Company of the transactions contemplated thereby including, without limitation, the performance by the Company of its obligations under the Indenture or on the Senior Notes, the issuance or delivery by the Company of the Senior Notes, the modification of the terms of the Senior Notes and the remarketing of the Senior Notes, as contemplated in the Remarketing Agreement, or for the consummation by the Company of any of the other transactions contemplated by the Remarketing Agreement, the Registration Statement or the Remarketing Prospectus, except such as (A) have been obtained and (B) may be required under state securities laws.

            (8) The Company is not an "investment company" or an entity "controlled" by and "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

            (9) The Company is a "holding company" under the 1935 Act, but the Company and all of its subsidiaries are exempt from all provisions of the 1935 Act (except Section 9(a)(2) thereof) by virtue of the exemption set forth in Section 3(a)(1) thereof.

            (10) The statements made in the Registration Statement under the caption "Description of Debt Securities" and the statements made in the Remarketing Prospectus under the captions "Description of the Senior Notes" [and "Certain United States Federal Income Tax Considerations"] insofar as they purport to constitute summaries of certain terms of documents referred to therein, and considered together, constitute accurate summaries of the terms of such documents in all material respects.

      In addition to the opinions provided above, we confirm to you as follows. In the course of acting as counsel for the Company in connection with the preparation of the Registration Statement and the Remarketing Prospectus, we have participated in conferences with officers and other representatives of the Company, representatives of the counsel for the Remarketing Agents

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 6

and representatives of the independent public accountants of the Company, during which the contents of the Registration Statement and the Remarketing Prospectus were discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Remarketing Prospectus, we advise you that, subject to the foregoing and based on such participation, inquiries and discussions:

                  (a) In our opinion, the Registration Statement, the
            Remarketing Prospectus and the Incorporated Documents (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1934 Act, as applicable.

                  (b) To our knowledge after due inquiry, there are no contracts or other documents which are required by the 1933 Act to be described in the Remarketing Prospectus or filed as exhibits to the Registration Statement which have not been so described or filed as required.

                  (c) To the best of our knowledge after due inquiry, except as disclosed in the Remarketing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or such subsidiaries, would be reasonably likely to result in a Material Adverse Effect; and to our knowledge, no such proceedings are overtly threatened or contemplated by governmental authorities or threatened by others.

                  (d) Nothing has come to our attention that have caused us to believe that (i) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (except that we express no such belief with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data or information included or incorporated by reference therein) or (ii) that the Remarketing Prospectus, as of the date thereof or as of the date of this letter, contained or, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such belief with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data or information included or incorporated by reference therein); provided, however, that we do not express any belief as to any statements contained in the Form T-1

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 7

            of the Trustee under the 1939 Act and filed as an exhibit to the Registration Statement.

      The opinions expressed above are subject to the following limitations, qualifications and exceptions:

            (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, equitable subordination, marshaling or other similar laws or doctrines now or hereafter in effect relating to mortgagees' and other creditors' rights and remedies generally;

            (ii) the effect of statutory, legal and equitable principles relating to, limiting or affecting the enforceability of mortgagees' and other creditors' rights and remedies generally, including without limitation the following;

                  (a) the availability of specific enforcement, injunctive
            relief, appointment of a receiver or other equitable remedies;

                  (b) the enforceability of provisions respecting various
            summary remedies without notice or opportunity for hearing or cure, or purporting to waive or affect rights of the Company to assert claims or defenses, or exercise rights (such as rights to cure defaults or redeem foreclosed property), as may be available by existing or future statute, common law or equity;

                  (c) the enforceability of provisions purporting to grant a creditor the right of self-help, or the right to act on behalf of or perform covenants for a debtor, or the right to collect and receive rents or otherwise act with respect to, or operate or manage property serving as security for, a debt, or the right to direct the operation or management thereof, without perfecting such rights through appropriate statutory, legal or equitable proceedings, without taking possession of the property, without regard to the possession of such property by another party, or without assuming the duties of a mortgagee-in-possession; and

                  (d) existing or future statutory, legal and equitable
            principles requiring the Trustee to follow certain procedures and give certain notices under the Indenture;

            (iii) the unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies, that any right or remedy may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

Page 8

            (iv) the unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or failure to act where such indemnification is contrary to public policy or prohibited by law;

            (v) purporting to waive (or having the effect of waiving) any rights under the Constitution or laws of the United States of America or any state;

            (vi) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice or opportunity for hearing or correction; and

            (vii) the unenforceability under certain circumstances of contractual provisions specifying the jurisdiction the laws of which shall be applicable thereto or specifying or limiting the jurisdictions before the courts of which cases relating to such agreement may be brought.

      However, the inclusion of such provisions in such documents and instruments does not render the Indenture or the Senior Notes invalid, and such documents contain adequate provisions for the practical realization of the principal rights and benefits purported to be afforded thereby, except for the economic consequences of any delay that may arise from the unenforceability of any particulars of any such provision.

      In rendering this opinion, we have assumed that no party will exercise any right or remedy except in an equitable and commercially reasonable manner and in good faith, and that each party to the transactions referenced herein has received the agreed upon consideration and that such consideration is legally sufficient.

      We direct your attention to the fact that the opinions expressed in paragraph 14 of this letter are limited in scope consistent with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association's Business Law Section as published in 53 Business Lawyers 831 (May,
1998).

      This opinion is based upon our knowledge of the law and facts as of the date hereof and assumes no event will take place in the future which would affect the opinions set forth herein. We assume no duty to communicate with you with respect to any change in law or facts which comes to our attention hereafter.

      This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                  Very truly yours,

                                                  CHOATE, HALL & STEWART LLP

                                       8